File Nos. 333-13185; 811-7839
                                             Rule 497(e)




                                CONSECO FUND GROUP
                                  CLASS Y SHARES
                           SUPPLEMENT DATED MAY 7, 1997
                       TO PROSPECTUS DATED JANUARY 2, 1997



         The second paragraph under the section entitled How to Buy Shares on page 13 has been modified to clarify the definition of institutional investors and now reads as follows:

               In  order  to  buy  class Y shares you must qualify as an
         institutional  investor.   Institutional investors may include,
         but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, (b) have 750 or more employees eligible to participate at the time of purchase, or (c) certify that they will have projected annual contributions of $2.5 million or more, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or b r o ker-dealer wholesalers and their affiliates, or (v) endowments, foundations and other charitable organizations.